UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event report): April 4, 2008

DEEP WELL OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	0-24012	13-3087510
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

10117 Jasper Avenue, Suite 510, Edmonton, Alberta, Canada	T5J 1W8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (780) 409-8144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On April 4, 2008, the Company commenced a lawsuit against Tamm Oil and Gas Corp. (hereinafter referred to as “Tamm”). The Company filed a Complaint with the United States District Court for the District of Nevada alleging that Tamm has violated United States federal and Nevada state law in connection with Tamm’s recent public statements and activities related to the Company, its operations and the ownership of its common shares. On April 7, 2008, the Company issued a press release with respect to the commencement of the lawsuit. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Deep Well Oil & Gas, Inc., dated April 7, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEEP WELL OIL & GAS, INC.

Date: April 9, 2008	By:	/s/ Horst A. Schmid
Dr. Horst A. Schmid
President and CEO